As filed with the Securities and Exchange Commission on July 14, 1995

                                                          Registration No. 33-
==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ________________
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                                _______________

                         AMERICAN GREETINGS CORPORATION
             (Exact name of registrant as specified in its charter)

                            Ohio                              34-0065325
                 (State or other jurisdiction of            (I.R.S. Employer
                  incorporation or organization)             Identification No.)

                              ONE AMERICAN ROAD
                              CLEVELAND, OHIO                44144
                                (216) 252-7300
                (Address of principal executive offices)   (zip code)

                         AMERICAN GREETINGS CORPORATION
                            1995 DIRECTOR STOCK PLAN
                              (Full Title of Plan)

                                ________________

                           JON GROETZINGER, JR., ESQ.
                         GENERAL COUNSEL AND SECRETARY
                         AMERICAN GREETINGS CORPORATION
                               ONE AMERICAN ROAD
                             CLEVELAND, OHIO 44144

                    (Name and address of agent for service)

                               _________________

                                 (216) 252-7300
          Telephone number, including area code, of agent for service

                               _________________

                   [Facing page continued on following page]

                       Exhibit Index on Sequential Page 9



                        CALCULATION OF REGISTRATION FEE


=========================================================================

                                 Proposed       Proposed
                                  maximum        maximum
Title of             Amount      offering       aggregate     Amount of
shares to be         to be        price          offering    registration
registered         registered    per share        price          fee
- -------------------------------------------------------------------------
Class A Common
      Shares,
      par value
$1 per share.       54,000      $29.25         $1,579,500      $544.66
                    shares
Class B Common
      Shares,
      par value
$1 per share.       54,000      $29.25         $1,579,500      $544.66
                    shares

=========================================================================

___________________

(1) Estimated solely for the purpose of calculating the registration fee, pursuant to Rules 457(c) and (h) under the Securities Act of 1933, on the basis of the average of the high and low sales prices of the Class A Common Shares and Class B Common Shares on July 10, 1995.


                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         Item 3.  Incorporation of Documents by Reference.

               American Greetings Corporation (the "Company") hereby incorporates herein by reference the following documents which previously have been filed with the Securities and Exchange Commission (the "Commission"):

                        (a) The Company's Annual Report on Form 10-K for its fiscal year ended February 28, 1995;

                        (b) The Company's Quarterly Report on Form 10-Q for its fiscal quarter ending May 31, 1995, pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

                        (c) The description of the Company's Class A Common Shares and Class B Common Shares contained in the Company's Form 10 Registration Statement (File No. 0-1502) and all amendments and reports filed for the purpose of updating that description, including without limitation, Exhibit (a)3(i) to the Company's Annual Report on Form 10-K for its fiscal year ended February 29, 1988.

               All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this registration statement and prior to the filing of a post-effective amendment hereto which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.


         Item 4.   DESCRIPTION OF SECURITIES.

               The information required by Item 4 is not applicable to this registration statement, since the class of shares to be offered is registered under Section 12 of the Exchange Act.


         Item 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

               The information required by Item 5 is not applicable to this registration statement.

         ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

               Section 1701.13(E) of the Ohio Revised Code authorizes the indemnification of officers and directors in defense of civil, criminal, administrative or investigative proceedings. Article IV of the Regulations of the Company provides for the indemnification in terms consistent with the statutory authority, and the Company maintains insurance covering certain liabilities of the directors and the elected and appointed officers of the Company and its subsidiaries, including liabilities under the Securities Act of 1933.


         ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

               The information required by Item 7 is not applicable to this registration statement.


         ITEM 8.          EXHIBITS.

         Exhibit
         Number                         Exhibit Description
         -------                        -------------------

               4(a)             Amended Articles of Incorporation of the Registrant, as amended (incorporated by reference from Exhibit (a) to its Registration Statement No. 33-50255 on Form S-3, filed with the
                                Commission on  September 15, 1993).

               4(b)             Amended Regulations of the Registrant (incorporated by reference from Exhibit 4(b) of its
                                Registration Statement No. 33-39726 on Form S-3, filed with the Commission on May 17, 1991).

              4(c)              Forms of share certificate for Class A Common Shares and Class B Common Shares of the Registrant
                                (incorporated by reference from Exhibits 4(c) and 4(d), respectively, to its Registration
                                Statement No. 33-39726 on Form  S-3, filed with the Commission on May 6, 1991).

               5                Opinion of Brouse & McDowell

               10               Director Stock Plan

               23(a)            Consent of Ernst & Young LLP

               23(b)            Consent of Brouse & McDowell
                                (included in Exhibit 5)

               24               Power of Attorney

         ITEM 9.  UNDERTAKINGS.

         (a)  The undersigned registrant hereby undertakes:

               (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                        (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                        (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                        (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that paragraphs (a)(1)(i) and
                        (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by these paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or
         Section 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of the registrant in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on July 12, 1995.

                                              AMERICAN GREETINGS CORPORATION

                                                 By: /S/Jon Groetzinger
                                                    ---------------------------
                                                    Jon Groetzinger, Jr.
                                                    General Counsel and
                                                    Secretary

               Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on July 14, 1995.


             Signature                                                     Title
             ---------                                                     -----
                      *                                               Founder-Chairman
         -------------------------------                              Chairman of the Executive
         Irving I. Stone                                              Committee; Director



                      *                                               Chairman; Chief Executive
         -------------------------------                              Officer; Director
         Morry Weiss                                                  (principal executive officer)


                      *                                               President-Chief Operating
         -------------------------------                              Officer; Director
         Edward Fruchtenbaum


                      *
         -------------------------------
         Scott S. Cowen                                               Director


                      *
         -------------------------------
         Herbert H. Jacobs                                            Director


                      *
         -------------------------------
         Albert B. Ratner                                             Director


                      *
         -------------------------------
         Harry H. Stone                                               Director


                      *
         -------------------------------
         Jeanette S. Wagner                                           Director

                      *
         -------------------------------
         Milton A. Wolf                                               Director


                      *
         -------------------------------
         Abraham Zaleznik                                             Director


                      *
         -------------------------------
         Henry Lowenthal                                              Senior Vice President;
                                                                      Chief Financial Officer
                                                                      (principal financial officer)


                      *
         -------------------------------
         William S. Meyer                                             Senior Vice President
                                                                      Controller; Chief
                                                                      Accounting Officer
                                                                      (principal accounting officer)


         The undersigned, by signing his name hereto, does sign and execute this registration statement on behalf of each of the officers and directors of American Greetings Corporation indicated by an "*" above, pursuant to powers of attorney executed by each such officer or director and filed with the Securities and Exchange Commission as
         Exhibit 24 to this registration statement.

         /s/Jon Groetzinger
         ______________________________              July 14, 1995
         Jon Groetzinger, Jr., Esq.
         Attorney-in-fact

                                 EXHIBIT INDEX



         Exhibit
         Number                   Exhibit Description
         -------                  -------------------
         4(a)                     Amended Articles of Incorporation of the Registrant, as amended (incorporated by reference from Exhibit 4(a) to its Registration Statement No. 33-50255 on Form S-3,
                                  filed with the Commission on September 15, 1993).

         4(b)                     Amended Regulations of the Registrant (incorporated by reference from Exhibit 4(b) of its
                                  Registration Statement No. 33-39726 on Form S-3, filed with the Commission on May 17, 1991).

         4(c)                     Forms of share certificate for Class A Common Shares and Class B Common Shares of the
                                  Registrant (incorporated by reference from Exhibits 4(c) and 4(d), respectively, to its
                                  Registration Statement No. 33-39726 on Form S-3, filed with the Commission on
                                  May 6, 1991).

         5                        Opinion of Brouse & McDowell

         10                       Director Stock Plan

         23(a)                    Consent of Ernst & Young LLP

         23(b)                    Consent of Brouse & McDowell
                                  (included in Exhibit 5)

         24                       Power of Attorney